iShares®

iShares Trust

Supplement dated June 11, 2026 to the currently effective

Statement of Additional Information (the “SAI”)

for the Funds listed in Appendix A (each, a “Fund” and collectively, the “Funds”)

FTSE Russell (the “Index Provider”) has made certain changes to the methodology for the indexes that are tracked by the Funds (each, an “Underlying Index”) with respect to initial public offerings (“IPOs”).

Effective immediately, the following is added to “The Russell Indexes” section of the SAI for each Fund:

1)	Index Eligibility for IPOs.

•

An IPO with an investable market capitalization that is greater than the market-adjusted total market capitalization breakpoint for the Russell Top 500 (i.e., the 500th largest stock) as of the previous semi-annual reconstitution is eligible for potential fast entry inclusion in an Underlying Index. Breakpoints established at the semi-annual reconstitution are market-adjusted quarterly. The Index Provider determines an IPO’s investable market capitalization using the free float shares available at the time of the IPO and the share price as of the end of the first trading day.

•

An IPO must have at least 5% free float and 5% voting rights in the market within 12 months from the date of index inclusion to qualify for fast entry inclusion. An IPO with less than 5% float or 5% voting rights at index inclusion due to lock-ups may still qualify if lock-up expirations within 12 months from the date of index inclusion are expected to increase float and voting rights to meet the 5% minimum. If the 5% minimums are not met within the 12-month period, the Index Provider will determine the course of action on a case-by-case basis.

•

An eligible IPO will be added after the close of the fifth day of trading following the initial listing. However, an IPO whose index inclusion date falls within the Index Provider’s lock-down period for the semi-annual reconstitution in June and December will be added on the effective date of the reconstitution.

2)	Style Probability for IPOs. An IPO generally inherits the growth and value style probability of the average Industry Classification Benchmark (“ICB”) subsector to which the company is assigned by the Index Provider. However, the Index Provider may determine an IPO’s style probability independent of the assigned ICB subsector. The Index Provider reassesses the style probability of a newly added IPO at the semi-annual reconstitution based on available company fundamentals.

Effective immediately, the second sentence in the second paragraph of “The Russell Indexes” section in the SAI is deleted and replaced with the following:

The Russell 3000 Index is completely reconstituted semi-annually on the fourth Friday in June and the second Friday in December. Eligible IPOs are added to the index quarterly, except that IPOs that meet certain criteria determined by the Index Provider will be added on an accelerated basis.

Appendix A

Fund Name	Market Ticker

iShares Russell 1000 ETF	IWB

iShares Russell 1000 Growth ETF	IWF

iShares Russell 1000 Value ETF	IWD

iShares Russell 3000 ETF	IWV

iShares Russell Mid-Cap ETF	IWR

iShares Russell Mid-Cap Growth ETF	IWP

iShares Russell Mid-Cap Value ETF	IWS

iShares Russell Top 200 ETF	IWL

iShares Russell Top 200 Growth ETF	IWY

iShares Russell Top 200 Value ETF	IWX

iShares U.S. Basic Materials ETF	IYM

iShares U.S. Consumer Discretionary ETF	IYC

iShares U.S. Consumer Staples ETF	IYK

iShares U.S. Energy ETF	IYE

iShares U.S. Financials ETF	IYF

iShares U.S. Healthcare ETF	IYH

iShares U.S. Industrials ETF	IYJ

iShares U.S. Technology ETF	IYW

iShares U.S. Telecommunications ETF	IYZ

iShares U.S. Utilities ETF	IDU

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IPO1-0626

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